EXHIBIT LL
Federal Signal Corporation
2005 Executive Incentive Compensation Plan
Restricted Stock Award Agreement
     You have been selected to receive a grant of Restricted Stock pursuant to the Federal Signal Corporation 2005 Executive Incentive Compensation Plan (the “Plan”), as specified below:

Participant:

Date of Grant:

Number of Shares of Restricted Stock Granted:

     Lapse of Restriction Dates: Restrictions placed on the Shares of Restricted Stock shall lapse on the date and in the amount listed below:

Date on Which	Number of Shares for	Cumulative Number of Shares for
Restrictions Lapse	Which Restrictions Lapse	Which Restrictions Lapse

This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933.
     THIS AGREEMENT, effective as of the Date of Grant set forth above, represents the grant of Shares of Restricted Stock by Federal Signal Corporation, a Delaware corporation (the “Company”), to the Participant named above, pursuant to the provisions of the Plan.
     The Plan provides a complete description of the terms and conditions governing the Restricted Stock. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Award Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The parties hereto agree as follows:
     1. Employment With the Company. Except as may otherwise be provided in Sections 5, 6 or 7, the Restricted Stock granted hereunder is granted on the condition that the Participant remains an Employee of the Company from the Date of Grant through (and including) each of the separate Lapse of Restriction Dates, as set forth above (each such time period is referred to herein as a “Period of Restriction”).

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     This grant of Restricted Stock shall not confer any right to the Participant (or any other Participant) to be granted Restricted Stock or other Awards in the future under the Plan.
     2. Certificate Legend. Each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:
“The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Federal Signal Corporation 2005 Executive Incentive Compensation Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Federal Signal Corporation.”
     3. Removal of Restrictions. Except as may otherwise be provided herein and in the Plan, the Shares of Restricted Stock granted pursuant to this Award Agreement shall become freely transferable by the Participant on the date and in the amount set forth under the Lapse of Restriction Dates above, subject to applicable federal and state securities laws. Once Shares of Restricted Stock are no longer subject to any restrictions, the Participant shall be entitled to have the legend required by Section 2 of this Award Agreement removed from the applicable stock certificates.
     4. Voting Rights and Dividends. During the Period of Restriction, the Participant may exercise full voting rights and shall accrue all dividends and other distributions paid with respect to the Shares of Restricted Stock while they are held. If any such dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability as are the Shares of Restricted Stock with respect to which they were paid.
     5. Termination of Employment.
(a)	By Death, or Disability. In the event the employment of the Participant is terminated due to death, or Disability (as determined by the Committee) during the Periods of Restriction, the Periods of Restriction and the restrictions imposed on the Shares of Restricted Stock held by the Participant at the time of his or her death, or Disability shall immediately lapse with all such Shares becoming immediately transferable by the Participant or his or her estate, subject to applicable federal and state securities laws. For the purposes of this Award Agreement, “Disability” shall have the meaning ascribed to such term in the Participant’s governing long-term disability plan, or if no such plan exists, at the discretion of the Committee.

(b)	Termination for Other Reasons. Except as set forth in Sections 6 or 7 below, in the event of the Participant’s termination of employment with the Company for any reason, including retirement, but other than death, or Disability, during the Periods of Restriction, all Shares of Restricted Stock held by the Participant at the time of employment termination and still

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subject to a Period of Restriction and other restrictions shall be forfeited by the Participant to the Company. The transfer of employment of the Participant between the Company and any affiliate or Subsidiary (or between affiliates and/or Subsidiaries) shall not be deemed a termination of employment for the purposes of this Award Agreement.
     6. Change in Control. Notwithstanding anything to the contrary in this Award Agreement, in the event of a Change in Control of the Company (as that term is defined in the Company’s Change in Control Policy) during the Periods of Restriction and prior to the Participant’s termination of employment, the Periods of Restriction and restrictions imposed on the Shares of Restricted Stock shall immediately lapse, with all such Shares of Restricted Stock vesting and becoming freely transferable by the Participant, subject to applicable federal and state securities laws.
     7. Acceleration of Vesting of Shares of Restricted Stock in the Event of Divestiture of Business Segment. In the event that the “Business Segment” (as that term is defined in this Section below) in which the Participant is primarily employed as of the “Divestiture Date” (as that term is defined in this Section below) is the subject of a “Divestiture of a Business Segment” (as that term is defined in this Section below), and such divestiture results in the termination of the Participant’s employment with the Company and its subsidiaries for any reason, the Periods of Restriction and the restrictions imposed on the Shares of Restricted Stock subject to this Agreement shall immediately lapse, with all such Shares of Restricted Stock vesting and becoming freely transferable by the Participant, subject to applicable federal and state securities laws.
     For purposes of this Agreement, the term “Business Segment” shall mean a business line which the Company treats as a separate business segment under the segment reporting rules under generally accepted accounting principles as used in the United States, which currently includes the following: Safety and Security Systems, Fire Rescue, Environmental Solutions and Tool. Likewise, the term “Divestiture Date” shall mean the date that a transaction constituting a Divestiture of a Business Segment is finally consummated.
     For purposes of this Agreement, the term “Divestiture of a Business Segment” means the following:
(a)	When used with reference to the sale of stock or other securities of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, the sale, exchange, transfer, distribution or other disposition of the ownership, either beneficially or of record or both, by the Company or one of its subsidiaries to “Nonaffiliated Persons” (as that term is defined in this Section below) of 100% of either (a) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (b) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment;

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(b)	When used with reference to the merger or consolidation of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, any such transaction that results in Nonaffiliated Persons owning, either beneficially or of record or both, 100% of either (a) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (b) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; or

(c)	When used with reference to the sale of the assets of the Business Segment, the sale, exchange, transfer, liquidation, distribution or other disposition of all or substantially all of the assets of the Business Segment necessary or required to operate the Business Segment in the manner that the Business Segment had been operated prior to the Divestiture Date.
     For purposes of this Agreement, the term “Nonaffiliated Persons” shall mean any persons or business entities which do not control, or which are not controlled by or under common control with, the Company.
     8. Nontransferability. Unless otherwise determined by the Committee pursuant to the terms of the Plan, during the Periods of Restriction, Shares of Restricted Stock granted pursuant to this Award Agreement may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (a “Transfer”), other than by will or by the laws of descent and distribution, except as provided in the Plan. If any Transfer, whether voluntary or involuntary, of Shares of Restricted Stock is made, or if any attachment, execution, garnishment, or lien shall be issued against or placed upon the Shares of Restricted Stock, the Participant’s right to such Shares of Restricted Stock shall be immediately forfeited by the Participant to the Company, and this Award Agreement shall lapse.
     9. Recapitalization. In the event there is any change in the Company’s Shares through the declaration of stock dividends or through recapitalization resulting in stock splits or through merger, consolidation, exchange of Shares, or otherwise, the number and class of Shares of Restricted Stock subject to this Award Agreement may be equitably adjusted by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.
     10. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require the Participant or beneficiary to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation), domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Award Agreement. The Participant may elect, subject to any procedural rules adopted by the Committee, to satisfy the minimum statutory withholding tax requirement, in whole or in part, by having the Company withhold Shares having an aggregate Fair Market Value on the date the tax is to be determined, equal to such minimum statutory withholding tax.

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     11. Other Tax Matters. The Participant shall review with his or her own tax advisors the federal, state, local and other tax consequences, including those in addition to any tax withholding obligations, of the investment in the Restricted Shares and the transactions contemplated by this Award Agreement. The Participant has the right to file an election under Section 83 of the Code. The filing of the 83(b) election is the responsibility of the Participant. The Participant must notify the Company of the filing on or prior to the day of making the filing.
     12. Continuation of Employment. This Award Agreement shall not confer upon the Participant any right to continuation of employment by the Company, nor shall this Award Agreement interfere in any way with the Company’s right to terminate the Participant’s employment at any time.
     13. Beneficiary Designation. The Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Award Agreement is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Secretary of the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.
     Beneficiary Designation (name, address, and relationship):

     14. Entire Award; Modification
     This Award Agreement and the Plan constitute the entire agreement between the parties with respect to the terms and supersede all prior or written or oral negotiations, commitments, representations and agreements with respect thereto. The terms and conditions set forth in this Award Agreement may only be modified or amended in writing, signed by both parties.
     15. Severability
     In the event any one or more of the provisions of this Award Agreement shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Award Agreement shall not in any way be affected or impaired thereby.
     16. Miscellaneous.
(a)	This Award Agreement and the rights of the Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the

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Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any Shares acquired pursuant to this Award Agreement, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under applicable federal and state tax law, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon the Participant.

(b)	The Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any material way adversely affect the Participant’s vested rights under this Award Agreement, without the written consent of the Participant.

(c)	The Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities and tax laws in exercising his or her rights under this Award Agreement.

(d)	This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)	All obligations of the Company under the Plan and this Award Agreement, with respect to the Restricted Stock, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(f)	The Participant agrees to execute this agreement and return it to the address below within 45 days of receipt of this agreement or forfeit the awarded restricted stock shares.
Federal Signal Corporation
1415 W. 22nd Street
Oak Brook, Illinois 60521
(g)	To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

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     IN WITNESS WHEREOF, the parties have caused this Award Agreement to be executed effective as of                                         .

Federal Signal Corporation

By:

ATTEST:

Participant

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Federal Signal Corporation
2005 Executive Incentive Compensation Plan
Nonqualified Stock Option Award Agreement
     You have been selected to be a Participant in the Federal Signal Corporation 2005 Executive Incentive Compensation Plan (the “Plan”), as specified below:

Participant:

Date of Grant:

Date of Expiration:

Number of Option Shares:

Option Price:

This document constitutes part of the prospectus covering
securities that have been registered under the Securities Act of 1933.
     THIS AWARD AGREEMENT, effective as of the Date of Grant set forth above, represents the grant of nonqualified stock options (the “Options”) by Federal Signal Corporation, a Delaware corporation (the “Company”), to the Participant named above, pursuant to the provisions of the Plan.
     The Plan provides a complete description of the terms and conditions governing the Options. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Award Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The parties hereto agree as follows:
     1. Grant of Stock Options. The Company hereby grants to the Participant the number of Options set forth above to purchase the number of shares of Company common stock (“Shares”) set forth above, at the stated Option Price, which is one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant, in the manner and subject to the terms and conditions of the Plan and this Award Agreement. Subject to Section 11 herein, each Option shall be exercisable into one Share.
     2. Exercise of Stock Options. Except as hereinafter provided, the Participant may exercise these Options at any time after the Date of Grant, and according to the vesting schedule set forth below, provided that no exercise may occur subsequent to the close of business on the Date of Expiration.

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	Number of	Cumulative
	Options Which	Percentage of Options
Date	Become Exercisable	Which Are Exercisable

     These Options may be exercised in whole or in part, but not for less than one hundred (100) Shares at any one time, unless fewer than one hundred (100) Shares then remain subject to the Options, and the Options are then being exercised as to all such remaining Shares.
     3. Limitations on Exercise. The Participant must exercise all rights under this Award Agreement prior to the tenth anniversary of the Date of Grant (i.e., the Options will expire upon the tenth anniversary). The Participant may sell the Shares acquired via these Options at any time.
     4. Termination of Employment by Death. In the event the employment of the Participant is terminated by reason of death, all outstanding Options not yet vested shall become immediately fully vested and, along with all previously vested Options, shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant’s beneficiary, or by such persons that have acquired the Participant’s rights under the Options by will or by the laws of descent and distribution.
     5. Termination of Employment by Disability. In the event the employment of the Participant is terminated by reason of Disability, all outstanding Options not yet vested shall become immediately fully vested and, along with all previously vested Options, shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter. For purposes of this Award Agreement, Disability shall have the meaning ascribed to such term in the Participant’s governing long-term disability plan, or if no such plan exists, at the discretion of the Committee.
     6. Termination of Employment by Retirement. In the event the employment of the Participant is terminated by reason of retirement (as determined by the Committee), all outstanding Options previously vested shall remain exercisable at any time prior to their expiration date, or for three (3) years after the effective date of retirement, whichever period is shorter. All outstanding Options not yet vested shall be forfeited.
     7. Termination of Employment for Other Reasons. If the employment of the Participant shall terminate for any reason other than the reasons set forth in Sections 4 through 6 or Section 9 herein, all previously vested Options shall remain exercisable for a period of three months from the effective date of termination. Except as set forth in Section 9, the portion of the Options not yet vested as of the date of termination shall be forfeited. The transfer of

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employment of the Participant between the Company and any affiliate or Subsidiary (or between affiliates and/or Subsidiaries) shall not be deemed a termination of employment for purposes of this Award Agreement.
     8. Change in Control. In the event of a Change in Control (as that term is defined in the Company’s Change in Control Policy), the Participant’s right to exercise these Options shall immediately vest one hundred percent (100%) as of the first date that the definition of Change in Control has been fulfilled, and shall remain as such for the remaining term of the Options.
     9. Acceleration of Vesting of Options in the Event of Divestiture of Business Segment. In the event that the “Business Segment” (as that term is defined in this Section below) in which the Participant is primarily employed as of the “Divestiture Date” (as that term is defined in this Section below) is the subject of a “Divestiture of a Business Segment” (as that term is defined in this Section below), and such divestiture results in the termination of the Participant’s employment with the Company and its subsidiaries for any reason, the Participant’s right to exercise the Options subject to this Agreement shall immediately vest and the Options shall become immediately exercisable as of the Divestiture Date as to that portion of these Options that are not vested and exercisable as of such date. The Options shall remain exercisable as to all shares subject thereto for a period of three months after the Divestiture Date.
     For purposes of this Agreement, the term “Business Segment” shall mean a business line which the Company treats as a separate business segment under the segment reporting rules under generally accepted accounting principles as used in the United States, which currently includes the following: Safety and Security Systems, Fire Rescue, Environmental Solutions and Tool. Likewise, the term “Divestiture Date” shall mean the date that a transaction constituting a Divestiture of a Business Segment is finally consummated.
     For purposes of this Agreement, the term “Divestiture of a Business Segment” means the following:
(a)	When used with reference to the sale of stock or other securities of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, the sale, exchange, transfer, distribution or other disposition of the ownership, either beneficially or of record or both, by the Company or one of its subsidiaries to “Nonaffiliated Persons” (as that term is defined in this Section below) of 100% of either (a) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (b) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment;

(b)	When used with reference to the merger or consolidation of a Business Segment that is or becomes a separate corporation, limited liability

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company, partnership or other separate business entity, any such transaction that results in Nonaffiliated Persons owning, either beneficially or of record or both, 100% of either (a) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (b) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; or

(c)	When used with reference to the sale of the assets of the Business Segment, the sale, exchange, transfer, liquidation, distribution or other disposition of all or substantially all of the assets of the Business Segment necessary or required to operate the Business Segment in the manner that the Business Segment had been operated prior to the Divestiture Date.
     For purposes of this Agreement, the term “Nonaffiliated Persons” shall mean any persons or business entities which do not control, or which are not controlled by or under common control with, the Company.
     10. Restrictions on Transfer. Unless determined otherwise by the Committee pursuant to the terms of the Plan, these Options may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, these Options shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.
     11. Recapitalization. In the event there is any change in the Company’s Shares through the declaration of stock dividends or through recapitalization resulting in stock split-ups or through merger, consolidation, exchange of Shares, or otherwise, the Committee may, in its sole discretion, make such adjustments to these Options that it deems necessary in order to prevent dilution or enlargement of the Participant’s rights.
     12. Procedure for Exercise of Options. These Options may be exercised by delivery of written notice to the Company at its executive offices, addressed to the attention of the corporate secretary. Such notice: (a) shall be signed by the Participant or his or her legal representative; (b) shall specify the number of Options being exercised and thus the number of full Shares then elected to be purchased with respect to the Options; and (c) shall be accompanied by payment in full of the Option Price of the Shares to be purchased, and the Participant’s copy of this Award Agreement.
     The Option Price upon exercise of these Options shall be payable to the Company in full either: (a) in cash or its equivalent (acceptable cash equivalents shall be determined at the sole discretion of the Committee); or (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that, except as otherwise determined by the Committee, the Shares which are tendered must have been held by the Participant for at least six (6) months prior

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to their tender to satisfy the Option Price or have been purchased on the open market); or (c) by a combination of (a) and (b).
     Subject to the approval of the Committee, the Participant may be permitted to exercise pursuant to a “cashless exercise” procedure, as permitted under Federal Reserve Board’s Regulation T, subject to securities law restrictions, or by any other means which the Committee, in its sole discretion, determines to be consistent with the Plan’s purpose and applicable law.
     The Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of shares purchased under the Option. The Company shall maintain a record of all information pertaining to the Participant’s rights under this Award Agreement, including the number of Shares for which the Options are exercisable. If all of the Options granted pursuant to this Award Agreement have been exercised, this Award Agreement shall be returned to the Company and canceled.
     13. Beneficiary Designation. The Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Award Agreement is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Secretary of the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.
     Beneficiary Designation (name, address, and relationship):

     14. Rights as a Stockholder. The Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to this Award Agreement until such time as the option purchase price has been paid, and the Shares have been issued and delivered to him or her.
     15. Continuation of Employment. This Award Agreement shall not confer upon the Participant any right to continuation of employment by the Company, nor shall this Award Agreement interfere in any way with the Company’s right to terminate the Participant’s employment at any time.
     16. Entire Award; Modification
     This Award Agreement and the Plan constitutes the entire agreement between the parties with respect to the terms and supersede all prior or written or oral negotiations, commitments,

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representations and agreements with respect thereto. The terms and conditions set forth in this Award Agreement may only be modified or amended in writing, signed by both parties.
     17. Severability
     In the event any one or more of the provisions of this Award Agreement shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Award Agreement shall not in any way be affected or impaired thereby.
     18. Miscellaneous.
(a)	This Award Agreement and the rights of the Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any Shares acquired pursuant to these Options, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under applicable federal and state tax law, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon the Participant.

(b)	The Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any material way adversely affect the Participant’s vested rights under this Award Agreement, without the written consent of the Participant.

(c)	The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation), domestic or foreign, required by law to be withheld with respect to any exercise of the Participant’s rights under this Award Agreement.

The Participant may elect, subject to any procedural rules adopted by the Committee, to satisfy the minimum statutory withholding requirement, in whole or in part, by having the Company withhold Shares having an aggregate Fair Market Value on the date the tax is to be determined, equal to such minimum statutory withholding tax.

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(d)	The Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities and tax laws in exercising his or her rights under this Award Agreement.

(e)	This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(f)	All obligations of the Company under the Plan and this Award Agreement, with respect to these Options, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(g)	The Participant agrees to execute this agreement and return it to the address below within 45 days of receipt of this agreement or forfeit the awarded stock options.
Federal Signal Corporation
1415 W. 22nd Street
Oak Brook, Illinois 60521
(h)	To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.
     IN WITNESS WHEREOF, the parties have caused this Award Agreement to be executed as of the Date of Grant.

Federal Signal Corporation

By:

ATTEST:

By:

Participant:

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Federal Signal Corporation
2005 Executive Incentive Compensation Plan
Performance Based Restricted Stock Unit — Award Agreement
     You have been selected to receive a grant of Performance Based Restricted Stock Units pursuant to the Federal Signal Corporation 2005 Executive Incentive Compensation Plan (the “Plan”), as specified below:

Employee:

Date of Grant:

Performance Based Restricted Stock Units Granted:

Performance Period: January 1, 2008 through December 31, 2010
     This Award shall be subject to the terms and conditions prescribed in the Federal Signal Corporation 2005 Executive Incentive Compensation Plan and in the Federal Signal Corporation Performance Based Restricted Stock Unit Award Agreement No. 2008 attached hereto.

This document constitutes part of the prospectus covering
securities that have been registered under the Securities Act of 1933.
     IN WITNESS WHEREOF, the parties have caused this Award Agreement to be executed on this                      day of                                         .
FEDERAL SIGNAL CORPORATION

By:
“Employee”

FEDERAL SIGNAL CORPORATION
PERFORMANCE BASED RESTRICTED STOCK UNIT
AWARD AGREEMENT NO. 2008
     The Company established the Federal Signal Corporation 2005 Executive Incentive Compensation Plan (the “Plan”) pursuant to which options, stock appreciation rights, restricted stock and stock units and performance shares covering an aggregate of 4,000,000 shares of the Stock of the Company may be granted to employees and directors of the Company and its subsidiaries;
     The Board of Directors of the Company, and the Administrator of the Plan appointed by the Board of Directors, has determined that the interests of the Company will be advanced by encouraging and enabling certain of its employees to own shares of the common stock of the Company, and that Employee is one of those employees;
          NOW, THEREFORE, in consideration of services rendered and the mutual covenants herein contained, the parties agree as follows:
Section 1. Definitions
          As used in this Agreement, the following terms shall have the following meanings:
          A. “Award” means the award provided for in Section 2.
          B. “Board of Directors” means the Board of Directors of the Company.
          C. “Change in Control” shall have the meaning ascribed to such term in the Company’s Change in Control Policy.
          D. “Date of Award” of Performance Based Restricted Stock Units means the date set forth on the Award instrument applicable those Units.
          E. “Employee” means the individual shown as the recipient of an award of Performance Based Restricted Stock Units, as set forth on the Award instrument applicable those Units.
          F. “Performance Based Restricted Stock Unit” means the obligation of the Company to transfer the number of shares of Stock to Employee prescribed in Section 2, at the time provided in Section 5 of this Agreement, provided such Performance Based Restricted Stock Unit is vested at such time.
          G. “Performance Period” means the three consecutive calendar year period set forth in the Award instrument.

          H. “Permanent Disability” means Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months.
          I. “Stock” means the common stock of the Company.
          J. “Subsidiary” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the relevant date, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
          K. “Vesting Date” means the date specified in Section 3.
Section 2. Award
     Subject to the terms of this Agreement, the Company awarded to Employee the number of Performance Based Restricted Stock Units set forth on the Award instrument applicable those Units, effective as of the Date of Award set forth on such instrument.
     A Performance Based Restricted Stock Unit Award entitles the Employee to receive a whole number of shares of Stock equal to a percentage, from zero to two hundred percent, based on the Total Shareholder Return during the Performance Period, of the number of Performance Based Restricted Stock Units that are subject to the Award, as described in this Section.
     If the Company’s Peer Percentile Rank is less than 25%, the Employee shall be entitled to receive no shares with respect to the Performance Based Restricted Stock Units subject to the Award.
     If the Company’s Peer Percentile Rank is at least 25% but less than 50%, the Employee shall be entitled to receive shares equal to 25% percent of the Performance Based Restricted Stock Units subject to the Award, plus three additional percent of the Performance Based Restricted Stock Units subject to the Award for each whole percent of the Company’s Peer Percentile Rank above 25% (for a total of 100% if the Company’s Peer Percentile Rank is 50%).
     If the Company’s Peer Percentile Rank is at least 50% but less than 75%, the Employee shall be entitled to receive shares equal to 100% percent of the Performance Based Restricted Stock Units subject to the Award, plus two additional percent of the Performance Based Restricted Stock Units subject to the Award for each whole percent of the Company’s Peer Percentile Rank above 50% (for a total of 150% if the Company’s Peer Percentile Rank is 75%).
     If the Company’s Peer Percentile Rank is at least 75% but less than 90%, the Employee shall be entitled to receive shares equal to 150% percent of the Performance Based Restricted Stock Units subject to the Award, plus three and one-third additional percent of the Performance Based Restricted Stock Units subject to the Award for each whole percent of the Company’s

Peer Percentile Rank above 75% (rounded up to the nearest whole percent) (for a total of 200% if the Company’s Peer Percentile Rank is 90% or more).
     If the Company’s Peer Percentile Rank is 90% or more, the Employee shall be entitled to receive 200% percent of the Performance Based Restricted Stock Units subject to the Award.
     For example, if the Company’s Peer Percentile Rank is 40%, the Employee shall be entitled to receive shares equal to 70% of the Performance Based Restricted Stock Units subject to the Award; and if the Company’s Peer Percentile Rank is 60%, the Employee shall be entitled to receive shares equal to 120% of the Performance Based Restricted Stock Units subject to the Award.
     The Company’s Peer Percentile Rank shall be determined by dividing the number of corporations in the Peer Group with a lower Total Shareholder Return (“TSR”) than the Company’s TSR, by thirty (the total number of corporations in the Peer Group) (rounded up to the nearest whole percent), where:
(a)	The Peer Group of corporations is attached as Exhibit A;

(b)	TSR of a corporation means the sum of its Change in Stock Price plus dividends paid by the corporation during the Performance Period, divided by its Beginning Stock Price;

(c)	Change in Stock Price means the difference between the Ending Stock Price and the Beginning Stock Price;

(d)	Beginning Stock Price means the closing price of the shares of the corporation on the last business day immediately preceding the first day of the Performance Period; and

(e)	Ending Stock Price means the closing price of the shares of the corporation on the last business day of the Performance Period.
     For example, if the TSR of the Company was higher than the TSR of twenty of the thirty corporations in the Peer Group, its Peer Percentile Rank would be 67%, and Employee would be entitled to receive shares equal to 134% of the number of Performance Based Restricted Stock Units subject to the Award.
     This grant of Performance Based Restricted Stock Units shall not confer any right to the Employee (or any other Employee) to be granted Performance Based Restricted Stock Units or other Awards in the future under the Plan.
Section 3. Bookkeeping Account
     The Company shall record the number of Performance Based Restricted Stock Units granted hereunder to a bookkeeping account for Employee (the “Performance Based Restricted Stock Unit Account”). Employee’s Performance Based Restricted Stock Unit Account shall be debited by the number of Performance Based Restricted Stock Units, if any, forfeited in accordance with Section 4 and by the number of Performance Based Restricted Stock Units with respect to which shares of Stock were transferred to Employee in accordance with Section 5.
Section 4. Vesting
     Subject to the accelerated vesting provisions provided below, the Performance Based Restricted Stock Units subject to the Award shall vest on the last day of the Performance Period, if Employee remains employed by the Company or its Subsidiaries through such date.
     If, during the Performance Period, the Employee dies or terminates employment on account of his Permanent Disability, the Performance Based Restricted Stock Units subject to the Award shall be fully vested immediately.
     The Performance Based Restricted Stock Units subject to the Award also shall be fully vested upon the occurrence of a Change in Control during the Performance Period or upon the occurrence of the event(s) described in Section 4.1 below.
     In the event of the termination of employment of Employee with the Company and its Subsidiaries for any other reason before the end of the Performance Period, all Performance Based Restricted Stock Units that are not vested at the time of such termination of employment normally shall be forfeited.

Section 4.1	Acceleration of Vesting of Shares in the Event of Divestiture of Business Segment
     In the event that the “Business Segment” (as that term is defined in this Section below) in which the Employee is primarily employed as of the “Divestiture Date” (as that term is defined in this Section below) is the subject of a “Divestiture of a Business Segment” (as that term is defined in this Section below), and such divestiture results in the termination of the Employee’s employment with the Company and its subsidiaries for any reason, the Performance Based Restricted Stock Units subject to the Award shall be fully vested.
     For purposes of this Agreement, the term “Business Segment” shall mean a business line which the Company treats as a separate business segment under the segment reporting rules under generally accepted accounting principles as used in the United States, which currently includes the following: Safety and Security Systems, Fire Rescue, Environmental Solutions and Tool. Likewise, the term “Divestiture Date” shall mean the date that a transaction constituting a Divestiture of a Business Segment is finally consummated.
     For purposes of this Agreement, the term “Divestiture of a Business Segment” means the following:
(a)	When used with reference to the sale of stock or other securities of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, the sale, exchange, transfer, distribution or other disposition of the ownership, either beneficially or of record or both, by the Company or one of its subsidiaries to “Nonaffiliated Persons” (as that term is defined in this Section below) of 100% of either (i) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (ii) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment;
(b)	When used with reference to the merger or consolidation of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, any such transaction that results in Nonaffiliated Persons owning, either beneficially or of record or both, 100% of either (i) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (ii) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; or

(c)	When used with reference to the sale of the assets of the Business Segment, the sale, exchange, transfer, liquidation, distribution or other disposition of all or substantially all of the assets of the Business Segment necessary or required to operate the Business Segment in the manner that the Business Segment had been operated prior to the Divestiture Date.
Section 5. Distribution of Shares
     Subject to the provisions below (including a pro rata reduction in the number of shares payable in the event of an early termination of employment or Change in Control), the number of shares of Stock earned in accordance with Section 2, determined as of the end of the Performance Period, with respect to Performance Based Restricted Stock Units that become vested in accordance with Section 3, shall become distributable as of the end of the Performance Period (regardless of whether the shares vest earlier).
     If, during the Performance Period, the Employee dies or terminates employment on account of Permanent Disability, the number of shares of Stock that otherwise would be earned in accordance with Section 2 shall be prorated based on the number of days during the Performance Period that the Employee remained employed. Such number of shares of Stock shall become distributable as of the end of the Performance Period (regardless of whether the shares vest earlier).
     If a Change in Control occurs during the Performance Period, notwithstanding anything in this Agreement to the contrary, a number of shares equal to 100% percent of the Performance Based Restricted Stock Units subject to the Award prorated based on the number of days during the Performance Period before the date of the Change in Control shall become distributable on the date of the Change in Control.

     Such shares shall be distributed as soon as administratively feasible after the date prescribed above; but no later than two and one-half months after the end of the calendar year in which the specified date occurs.
Section 6. Shareholder Rights
     Employee shall not have any of the rights of a shareholder of the Company with respect to Performance Based Restricted Stock Units, such as the right to vote or the right to dividends.
Section 7. Death Benefits
     Shares payable on account of death of an Employee during the Performance Period shall be transferred to the Employee’s Beneficiary or Beneficiaries as soon as practical after the end of the Performance Period (regardless of whether the shares vest earlier), but no later than two and one-half months after the end of the calendar year in which the Performance Period ends.
     Employee may designate a Beneficiary or Beneficiaries (contingently, consecutively, or successively) of such death benefit and, from time to time, may change his or her designated Beneficiary. A Beneficiary may be a trust. A beneficiary designation shall be made in writing in a form prescribed by the Company and delivered to the Company while the Participant is alive. If there is no designated Beneficiary surviving at the death of a Participant, payment of any death benefit of the Participant shall be made to the persons and in the proportions which any death benefit under the Federal Signal Corporation Employees’ Profit Sharing and Savings Plan is or would be payable.
Section 8. Units Non-Transferable
     Performance Based Restricted Stock Units awarded hereunder shall not be transferable by Employee. Except as may be required by the federal income tax withholding provisions of the Code or by the tax laws of any State, the interests of Employee and his Beneficiaries under this Agreement are not subject to the claims of their creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned, pledged, anticipated, or encumbered. Any attempt by Employee or a Beneficiary to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void.
Section 9. Adjustment in Certain Events
     If there is any change in the Stock by reason of stock dividends, split-ups, mergers, consolidations, reorganizations, combinations or exchanges of shares or the like, the number of Performance Based Restricted Stock Units credited to Employee’s Performance Based Restricted Stock Unit Account shall be adjusted appropriately so that the number of Performance Based Restricted Stock Units credited to Employee’s Performance Based Restricted Stock Unit Account after such an event shall equal the number of shares of Stock a shareholder would own after such an event if the shareholder, at the time such an event occurred, had owned shares of Stock equal to the number of Performance Based Restricted

Stock Units credited to Employee’s Performance Based Restricted Stock Unit Account immediately before such an event.
Section 10. Tax Withholding
     The Company shall not be obligated to transfer any shares of Stock until Employee pays to the Company or a Subsidiary in cash, or any other form of property, including Stock, acceptable to the Company, the amount required to be withheld from the wages of Employee with respect to such shares. Employee may elect to have such withholding satisfied by a reduction of the number of shares otherwise transferable under this Agreement at such time, such reduction to be calculated based on the closing market price of the Stock on the day Employee gives written notice of such election to the Company.
Section 11. Source of Payment
     Shares of Stock transferable to Employee, or his Beneficiary, under this Agreement may be either Treasury shares, authorized but unissued shares, or any combination of such stock. The Company shall have no duties to segregate or set aside any assets to secure Employee’s right to receive shares of Stock under this Agreement. Employee shall not have any rights with respect to transfer of shares of Stock under this Agreement other than the unsecured right to receive shares of Stock from the Company.
Section 12. Continuation of Employment
     This Award Agreement shall not confer upon the Employee any right to continuation of employment by the Company, nor shall this Award Agreement interfere in any way with the Company’s right to terminate the Employee’s employment at any time.
Section 13. Amendment
     This Agreement may be amended by mutual consent of the parties hereto by written agreement.
Section 14. Governing Law
     This Agreement shall be construed and administered in accordance with the laws of the State of Illinois.

FEDERAL SIGNAL CORPORATION
PERFORMANCE BASED RESTRICTED STOCK UNIT
BENEFICIARY DESIGNATION

Employee:	Social Security No.:

Address:	Date of Birth:

     Employee hereby designates the following individual(s) or entity(ies) as his or her beneficiary(ies) pursuant to Federal Signal Corporation 2006 Equity Incentive Plan (Insert Name, Social Security Number, Relationship, Date of Birth and Address of Individuals and/or fully identify any trust beneficiary by the Name of the Trust, Date of Execution of the Trust, the Trustee’s Name, the address of the trust, and the employer identification number of the trust):
Primary Beneficiary(ies)

Contingent Beneficiary(ies)

The Participant hereby reserves the right to change this Beneficiary Designation, and any such change shall be effective when the Participant has executed a new or amended Beneficiary Designation form, and the receipt of such form has been acknowledged by the Corporation, all in such manner as specified by the Corporation from time to time, or on a future date specified by any such new or amended Beneficiary Designation form.
     IN WITNESS WHEREAS, the Participant has executed this Beneficiary Designation on the date designated below.

Date:	,

Signature of Employee

Received:
Federal Signal Corporation

Date:	,	By:

EXHIBIT A
TSR Peer Group
A.O. Smith Corporation
Ametek, Inc.
BorgWarner Inc.
Briggs & Stratton Corporation
Caterpillar Inc.
Cooper Industries, Inc.
Cummins, Inc.
Deere & Company
Dover Corporation
Eaton Corporation
Emerson Electric Co.
Honeywell International Inc.
Hubbell Incorporated
Illinois Tool Works Inc.
Ingersoll-Rand Company
Johnson Controls, Inc.
L-3 Communications Corporation
Motorola, Inc.
Oshkosh Truck Corporation
PACCAR Inc.
Parker Hannifin Corporation
Raytheon Company
Sauer-Danfoss Inc.
Teleflex Incorporated
Tennant Company
Thomas & Betts Corporation
The Timken Company
Valmont Industries, Inc.
Woodward Governor Company
Worthington Industries, Inc.

Federal Signal Corporation
2005 Executive Incentive Compensation Plan
Restricted Stock Unit — Award Agreement
     You have been selected to receive a grant of Restricted Stock Units pursuant to the Federal Signal Corporation 2005 Executive Incentive Compensation Plan (the “Plan”), as specified below:

Participant:

Date of Grant:

Number of Restricted Stock Units Granted:
     This Award shall be subject to the terms and conditions prescribed in the Federal Signal Corporation 2005 Executive Incentive Compensation Plan and in the Federal Signal Corporation Restricted Stock Unit Award Agreement No. 2008 attached hereto.

This document constitutes part of the prospectus covering
securities that have been registered under the Securities Act of 1933.
     IN WITNESS WHEREOF, the parties have caused this Award Agreement to be executed on this                      day of                                         .

FEDERAL SIGNAL CORPORATION

By:

Title:

“Company”
By:

“Participant”

FEDERAL SIGNAL CORPORATION
RESTRICTED STOCK UNIT
AWARD AGREEMENT NO. 2008
     Federal Signal Corporation (the “Company”) established the Federal Signal Corporation 2005 Executive Incentive Compensation Plan (the “Plan”) pursuant to which options, stock appreciation rights, restricted stock and stock units and performance shares covering an aggregate of 4,000,000 shares of the Stock of the Company may be granted to Participants and directors of the Company and its subsidiaries;
     The Board of Directors of the Company, and the Administrator of the Plan appointed by the Board of Directors, has determined that the interests of the Company will be advanced by encouraging and enabling certain of its employees to own shares of the common stock of the Company, and that Participant is one of those employees;
          NOW, THEREFORE, in consideration of services rendered and the mutual covenants herein contained, the parties agree as follows:
Section 1. Definitions
          As used in this Agreement, the following terms shall have the following meanings:
          A. “Award” means the award provided for in Section 2.
          B. “Board of Directors” means the Board of Directors of the Company.
          C. “Change in Control” shall have the meaning ascribed to that term in the Company’s Change in Control Policy.
          D. “Date of Award” of Restricted Stock Units means the date set forth on the Award instrument applicable those Units.
          E. “Participant” means the individual shown as the recipient of an award of Restricted Stock Units, as set forth on the Award instrument applicable those Units.
          F. “Permanent Disability” means Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months.
          G. “Restricted Stock Unit” means the obligation of the Company to transfer one share of Stock to Participant at the time provided in Section 6 of this Agreement, provided such Restricted Stock Unit is vested at such time.
          H. “Stock” means the common stock of the Company.
          I. “Subsidiary” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the relevant date, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
          J. “Vesting Date” means the date prescribed in Section 4.
Section 2. Award
     Subject to the terms of this Agreement, the Company awarded to Participant the number of Restricted Stock Units set forth on the Award instrument applicable those Units, effective as of the Date of Award set forth on such instrument.
     This grant of Restricted Stock Units shall not confer any right to the Participant (or any other Participant) to be granted Restricted Stock Units or other Awards in the future under the Plan.
Section 3. Bookkeeping Account
     The Company shall record the number of Restricted Stock Units granted hereunder to a bookkeeping account for Participant (the “Restricted Stock Unit Account”). Participant’s Restricted Stock Unit Account shall be debited by the number of Restricted Stock Units, if any, forfeited in accordance with Section 4 and by the number of shares of Stock transferred to Participant in accordance with Section 6 with respect to such Restricted Stock Units. Participant’s Restricted Stock Units also shall be adjusted from time to time for stock dividend, stock splits and other such transactions in accordance with Section 10.
Section 4. Vesting
     Subject to the accelerated vesting provisions provided below, the Restricted Stock Units shall vest on the third anniversary of the Date of Award, if Participant remains employed by the Company or its Subsidiaries through such date.
     In the event Participant dies while employed, or terminates employment on account of his Permanent Disability before the third anniversary of the Date of Award, all of the Restricted Stock Units granted pursuant to Section 2 shall be fully vested immediately. Restricted Stock Units also shall be fully vested upon the occurrence of a Change in Control.
     In the event of the termination of employment of Participant with the Company and its Subsidiaries for any other reason before the third anniversary of the Date of Award, all Restricted Stock Units that are not vested at the time of such termination of employment normally shall be forfeited.
Section 5. Acceleration of Vesting in the Event of Divestiture of Business Segment
     In the event that the “Business Segment” (as that term is defined in this Section below) in which the Participant is primarily employed as of the “Divestiture Date” (as that term is defined in this Section below) is the subject of a “Divestiture of a Business Segment” (as that term is defined in this Section below), and such divestiture results in the termination of the Participant’s employment with the Company and its subsidiaries for any reason, the Restricted Stock Units shall be fully vested.
     For purposes of this Agreement, the term “Business Segment” shall mean a business line which the Company treats as a separate business segment under the segment reporting rules under generally accepted accounting principles as used in the United States, which currently includes the following: Safety and Security Systems, Fire Rescue, Environmental Solutions and Tool. Likewise, the term “Divestiture Date” shall mean the date that a transaction constituting a Divestiture of a Business Segment is finally consummated.
     For purposes of this Agreement, the term “Divestiture of a Business Segment” means the following:
(a)	When used with reference to the sale of stock or other securities of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, the sale, exchange, transfer, distribution or other disposition of the ownership, either beneficially or of record or both, by the Company or one of its subsidiaries to “Nonaffiliated Persons” (as that term is defined in this Section below) of 100% of either (i) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (ii) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment;

(b)	When used with reference to the merger or consolidation of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, any such transaction that results in Nonaffiliated Persons owning, either beneficially or of record or both, 100% of either (i) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (ii) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; or

(c)	When used with reference to the sale of the assets of the Business Segment, the sale, exchange, transfer, liquidation, distribution or other disposition of all or substantially all of the assets of the Business Segment necessary or required to operate the Business Segment in the manner that the Business Segment had been operated prior to the Divestiture Date.
     For purposes of this Agreement, the term “Nonaffiliated Persons” shall mean any persons or business entities which do not control, or which are not controlled by or under common control with, the Company.

Section 6. Distribution of Shares
     Subject to the provisions below, shares of Stock equal to the number of Restricted Stock Units credited to the Restricted Stock Unit Account of Participant shall become distributable on the Vesting Date prescribed above.
     Such shares shall be distributed as soon as administratively feasible after the date prescribed above; but no later two and one-half months after the end of the calendar year in which the specified date occurs.
Section 7. Shareholder Rights
     Participant shall not have any of the rights of a shareholder of the Company with respect to Restricted Stock Units, such as the right to vote or the right to dividends.
Section 8. Death Benefits
     In the event of the death of Participant, as soon as practical after the death of Participant, the Company shall transfer shares equal in number to the vested Restricted Stock Units, if any, credited to Participant’s Restricted Stock Unit Account to Participant’s Beneficiary or Beneficiaries; but no later than two and one-half months after the end of the calendar year in which the death of the Participant occurs.
     Participant may designate a Beneficiary or Beneficiaries (contingently, consecutively, or successively) of such death benefit and, from time to time, may change his or her designated Beneficiary. A Beneficiary may be a trust. A beneficiary designation shall be made in writing in a form prescribed by the Company and delivered to the Company while the Participant is alive. If there is no designated Beneficiary surviving at the death of a Participant, payment of any death benefit of the Participant shall be made to the persons and in the proportions which any death benefit under the Federal Signal Corporation Participants’ Profit Sharing and Savings Plan is or would be payable.
Section 9. Units Non-Transferable
     Restricted Stock Units awarded hereunder shall not be transferable by Participant. Except as may be required by the federal income tax withholding provisions of the Code or by the tax laws of any State or foreign sovereign, the interests of Participant and his Beneficiaries under this Agreement are not subject to the claims of their creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned, pledged, anticipated, or encumbered. Any attempt by Participant or a Beneficiary to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void.
Section 10. Adjustment in Certain Events
     If there is any change in the Stock by reason of stock dividends, split-ups, mergers, consolidations, reorganizations, combinations or exchanges of shares or the like, the number of Restricted Stock Units credited to Participant’s Restricted Stock Unit Account shall be adjusted appropriately so that the number of Restricted Stock Units credited to Participant’s Restricted Stock Unit Account after such an event shall equal the number of shares of Stock a shareholder would own after such an event if the shareholder, at the time such an event occurred, had owned shares of Stock equal to the number of Restricted Stock Units credited to Participant’s Restricted Stock Unit Account immediately before such an event.
Section 11. Tax Withholding
     The Company shall not be obligated to transfer any shares of Stock until Participant pays to the Company or a Subsidiary in cash, or any other form of property, including Stock, acceptable to the Company, the amount required to be withheld from the wages of Participant with respect to such shares. Participant may elect to have such withholding satisfied by a reduction of the number of shares otherwise transferable under this Agreement at such time, such reduction to be calculated based on the closing market price of the Stock on the day Participant gives written notice of such election to the Company.
Section 12. Source of Payment
     Shares of Stock transferable to Participant, or his Beneficiary, under this Agreement may be either Treasury shares, authorized but unissued shares, or any combination of such stock. The Company shall have no duties to segregate or set aside any assets to secure Participant’s right to receive shares of Stock under this Agreement. Participant shall not have any rights with respect to transfer of shares of Stock under this Agreement other than the unsecured right to receive shares of Stock from the Company.
Section 13. Continuation of Employment
     This Award Agreement shall not confer upon the Participant any right to continuation of employment by the Company, nor shall this Award Agreement interfere in any way with the Company’s right to terminate the Participant’s employment at any time.
Section 14. Amendment
     This Agreement may be amended by mutual consent of the parties hereto by written agreement.
Section 15. Governing Law
     This Agreement shall be construed and administered in accordance with the laws of the State of Illinois.

FEDERAL SIGNAL CORPORATION
RESTRICTED STOCK UNIT
BENEFICIARY DESIGNATION

Participant:	Social Security No.:

Address:	Date of Birth:

     Participant hereby designates the following individual(s) or entity(ies) as his or her beneficiary(ies) pursuant to Federal Signal Corporation 2005 Equity Incentive Plan (Insert Name, Social Security Number, Relationship, Date of Birth and Address of Individuals and/or fully identify any trust beneficiary by the Name of the Trust, Date of Execution of the Trust, the Trustee’s Name, the address of the trust, and the employer identification number of the trust):
Primary Beneficiary(ies)

Contingent Beneficiary(ies)

The Participant hereby reserves the right to change this Beneficiary Designation, and any such change shall be effective when the Participant has executed a new or amended Beneficiary Designation form, and the receipt of such form has been acknowledged by the Corporation, all in such manner as specified by the Corporation from time to time, or on a future date specified by any such new or amended Beneficiary Designation form.
     IN WITNESS WHEREAS, the Participant has executed this Beneficiary Designation on the date designated below.

Date:	,

Signature of Participant

Received:			Federal Signal Corporation

Date:	,	By: